                                                                   Exhibit 10.18

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------


     This Agreement dated as of April 21, 1998, is entered into by and among Netrix Corporation, a Delaware corporation (the "Company"), and the individuals
                                                 -------
and entities listed on Exhibit A hereto (the "Purchasers").
                       ---------              ----------

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   Authorization and Sale of Shares.
          --------------------------------

          1.1  Authorization.  The Company has, or before the Closing (as
               -------------
defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 1,520,000 shares of its Common Stock, $0.05 par value per share (the "Common Stock").
                          ------------

          1.2  Sale of Shares.  Subject to the terms and conditions of this
               --------------
Agreement, at the Closing the Company will sell and issue to each of the Purchasers, and each of the Purchasers will purchase from the Company, the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A for the purchase price of $1.25 per share. The shares of Common Stock
---------
being sold under this Agreement are referred to as the "Shares."  The Purchasers
                                                        ------
are severally liable under this Agreement. This Agreement shall be deemed to be separate agreements between the Company and each of the Purchasers, involving separate sales of Shares from the Company to each of the Purchasers.

          1.3  Use of Proceeds.  The Company will use the proceeds from the sale
               ---------------
of the Shares for working capital purposes.

     2.   The Closing.  The closing ("Closing") of the sale and purchase of the
          -----------                 -------
Shares under this Agreement shall take place at the offices of Hale and Dorr LLP, 1455 Pennsylvania Avenue, N.W., Suite 1000, Washington, D.C. 20004 at 10:00 a.m. on April 21, 1998, or at such other time, date and place as are mutually agreeable to the Company and the Purchasers. At the Closing, the Company shall deliver to each of the Purchasers a certificate for the number of Shares being purchased by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. The date of the Closing is hereinafter referred to as the "Closing Date." If at
                                ------------
the Closing any of the conditions specified in Section 5 shall not have been fulfilled, each of the Purchasers shall, at his or its election, be relieved of all of his or its respective obligations under this Agreement without thereby waiving any other rights he or it may have by reason of such failure or such non-fulfillment.

     3.   Representations of the Company.  Subject to and except as disclosed by
          ------------------------------
the Company in Exhibit B hereto, the Company hereby represents and warrants to
               ---------
each of the Purchasers as follows:

          3.1  Organization and Standing.  The Company is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it, to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement, and to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company has furnished to the Purchaser true and complete copies of its Certificate of Incorporation and By-
                                          ----------------------------     ---
Laws, each as amended and restated to date and presently in effect.  The Company
----
and the subsidiaries of the Company (the "Subsidiaries"), as set forth in the
                                          ------------
Company Reports (as defined in Section 3.5), are duly qualified and licensed to do business and are in good standing in each jurisdiction in which the conduct of their business requires such qualification, except for jurisdictions in which the failure to be so qualified, licensed or in good standing, individually or in the aggregate, are not reasonably likely to have a material adverse effect on the Company and the Subsidiaries taken as a whole or adversely affect the Company's ability to perform its obligations hereunder or under any other instrument or documents contemplated hereby.

          3.2  Capitalization.  The authorized capital stock of the Company
               --------------
(immediately prior to the Closing) consists of 15,000,000 shares of Common Stock, of which 9,643,240 shares were issued and outstanding as of April 13, 1998, and 1,000,000 shares of Preferred Stock, $0.05 par value per share, none of which shares are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

          3.3  Issuance of Shares.  The issuance, sale and delivery of the
               ------------------
Shares in accordance with this Agreement have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable.

          3.4  Authority for Agreement.  The execution, delivery and performance
               -----------------------
by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Company will not violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties or assets and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-Laws (each as amended and restated to date) or any indenture, note, bond, mortgage, lease, agreement or other instrument to which the Company or a Subsidiary is a party or by which it or any of their respective properties are bound.

          3.5  Reports, Financial Statements and Private Placement Memorandum.
               --------------------------------------------------------------
The Company has previously furnished or made available to the Purchasers complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed with the SEC, (b) all other reports filed by the Company under Section 13 of the Exchange Act with the SEC since January 1, 1998 (such reports are collectively referred to herein as the "Company Reports") and (c) the Company's Confidential
                           ---------------
Private Placement Memorandum, dated April 14, 1998, containing interim financial information and disclosures for the period since December 31, 1997 (the "Memorandum"). The Company Reports constitute all of the documents required to
-----------
be filed by the Company under Section 13 of the Exchange Act with the SEC since January 1, 1998. As of their respective dates, each of the Company Reports and the Memorandum did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports and the Memorandum (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by form 10-Q under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iii)
                                                      ------------
fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company. Except as and to the extent set forth in the

Company Reports or the Memorandum, the Company and its Subsidiaries have no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities and obligations that, individually and in the aggregate, are not reasonably likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole or adversely affect the Company's ability to perform its obligations hereunder, or any other instrument or document contemplated hereby. The Company is eligible to use Form S-3 to effect the registration under the Securities Act (as defined below) of outstanding shares of its Common Stock for resale.

          3.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing. Based on the representations made by the Purchasers in
Section 4 of this Agreement, the offer and sale of the Shares to the Purchasers will be in compliance with applicable Federal and state securities laws.

          3.7  Absence of Certain Changes or Events.  Since the date of the
               -------------------------------------
Memorandum, there has not been, occurred or arisen any change in, or any event (including any damage, destruction or loss whether or not covered by insurance), condition or state of facts of any character that, individually or in the aggregate, have or are reasonably likely to have a material adverse effect on the Company or the Company's ability to perform its obligations hereunder, or under any other instrument or document contemplated hereby.

          3.8  Intellectual Property Matters.  The Company and its Subsidiaries
               ------------------------------
own or possess adequate licenses or other valid rights to use all material patents, trademarks, service marks trade names, copyrights, trade secrets, applications for trademarks and service marks, know-how and information and other proprietary and intellectual property rights used or held for use in connection with the business of the Company and its Subsidiaries as presently conducted (including in connection with services provided by the Company and its Subsidiaries to third parties). To the Company's knowledge, there is no proceeding challenging the validity of any of the foregoing rights that, individually or in the aggregate, is reasonably likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole. To the best of the Company's knowledge, there are no infringements of any proprietary or intellectual property rights owned by or licensed by or to the Company or any Subsidiary of the Company that, individually or in the aggregate, are reasonably likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole.

     4.   Representations of the Purchasers.  Each of the Purchasers severally
          ---------------------------------
represents and warrants to the Company as follows:

          4.1  Investment.  Such Purchaser is acquiring the Shares for his or
               ----------
its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

          4.2  Authority.  Such Purchaser has full power and authority to enter
               ---------
into and to perform this Agreement in accordance with its terms. Any Purchaser that is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          4.3  Experience.  Such Purchaser has carefully reviewed the
               ----------
representations and other information concerning the Company contained in this Agreement, the Company Reports (including, without limitation, the risk factors contained therein) and the Memorandum and has made such detailed inquiry concerning the Company, its business and its personnel as he or it saw fit; the officers of the Company have made available to such Purchaser any and all written information which he or it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of his or its investment in the Company and is able financially to bear the risks thereof.

          4.4  Accredited Investor.  Such Purchaser is an Accredited Investor
               -------------------
within the definition set forth in Rule 501(a) of the Securities Act of 1933, as amended (the "Securities Act").
              --------------

     5.   Conditions to the Obligations of the Purchasers.  The obligation of
          -----------------------------------------------
each of the Purchasers to purchase Shares at the Closing is subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before the Closing:

          5.1  Accuracy of Representations and Warranties.  Each representation
               ------------------------------------------
and warranty contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

          5.3  Certificates and Documents.  The Company shall have delivered to
               --------------------------
the Purchasers:

     (a) The Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date (including the Certificate of Designation), certified by the Secretary of State of the State of Delaware;

     (b) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

     (c) By-laws of the Company, as amended and in effect as of the Closing Date, certified by its Secretary or Assistant Secretary as of the Closing Date; and

     (d) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

          5.4  Compliance Certificate.  The Company shall have delivered to the
               ----------------------
Purchasers a certificate, executed by the President and Chief Executive Officer of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2 and 5.3 of this Agreement.

          5.5  Opinion of Counsel.  The Company shall have furnished to the
               -------------------
Purchasers the opinion, dated as of the Closing Date, of its counsel addressed to the Purchasers, that:

     (a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own and operate its properties and to conduct its business as set forth in the Memorandum. To the knowledge of such counsel, the Company's authorized capital stock is as set forth in the Memorandum and the issued and outstanding capital stock as of the date of the Memorandum is as set forth in the Memorandum.

     (b) The Shares have been duly and validly authorized and issued and are fully paid and nonassessable, and no holders of any outstanding shares of capital stock have any preemptive rights.

     (c) The Warrant Shares (as defined below), when sold and issued pursuant to the terms and conditions set forth in the Warrant (as defined below) will have been duly and validly authorized and issued and will be fully paid and nonassessable and no holder of any outstanding shares of capital stock will have any preemption rights.

          5.6  Minimum Investment.  Purchasers shall have tendered at the
               ------------------
Closing aggregate consideration not less than $1,000,000.00 for the purchase of Shares.

     6.   Condition to the Obligations of the Company.  The obligations of the
          -------------------------------------------
Company under Section 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following conditions on or before the Closing:

          6.1  Accuracy of Representations and Warranties.  The representations
               ------------------------------------------
and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

          6.2  Minimum Investment.  Purchasers shall have tendered at the
               ------------------
Closing aggregate consideration of not less than $1,00,000.00 for the purchase of Shares.

          6.3  Questionnaire.  Each of the Purchasers shall have completed,
               --------------
executed and delivered to the Company or Qualified Purchaser Questionnaire in the form attached hereto as Exhibit C.
                            ---------

     7.   Registration Rights.
          -------------------

          The Purchasers and Flomenhaft (as defined below) shall have the following registration rights with respect to the Shares issued to them hereunder:

          7.1  Registration Rights.  The Company shall utilize reasonable
               -------------------
efforts to cause, within forty five (45) days following the Closing Date, a registration statement on Form S-3 to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities
                 ----------                                          ----------
Act") or an existing registration statement on Form S-3 (the "Registration
---                                                           ------------
Statement") to be amended for the purpose of registering the Shares, any shares
---------
of Common Stock ("Warrant Shares") issued upon exercise of the Common Stock
                  --------------
Purchase Warrant (the "Warrant") to be distributed to L. Flomenhaft & Co.,
                       -------
Incorporated ("Flomenhaft") upon the Closing and the shares of Common Stock, if
               ----------
any, issued pursuant to the last two sentences of this Section 7.1 (the

"Additional Shares").  Flomenhaft shall be a direct and intended beneficiary of
------------------
the covenants and provisions of this Article 7 with respect to the Warrant Shares, for resale on a continuous basis from time to time by a Holder thereof. For purposes of this Article 7, a person is deemed to be a "Holder" of Shares or Warrant

Shares whenever such person or entity is the record owner of Shares or
Warrant Shares and the term "Shares" shall include any Additional Shares. Thereafter, the Company will use commercially reasonable best efforts to have the Registration Statement become effective and cause the Shares and Warrant Shares to be registered under the Securities Act, and registered, qualified or exempted under the state securities laws of such jurisdictions as any Holder reasonably requests, as soon as is reasonably practicable. If the Company fails to file such Registration Statement within sixty (60) days following the Closing Date, subject to compliance by the Company with any applicable stockholder approval requirements imposed by law or any securities exchange or listing organization then the Company shall issue and deliver (i) to each of the Purchasers a number of shares of Common Stock equal to ten percent (10%) of the number of Shares originally issued to such Purchaser pursuant to this Agreement and (ii) to Flomenhaft a number of warrants equal to ten percent (10%) of the number of warrants originally issued to Flomenhaft pursuant to this Agreement and the Placement Agent Agreement (the "Placement Agent Agreement"), dated as of
                                        -------------------------
April 21, 1998, by and between the Company and Flomenhaft. If the Company fails to file the Registration Statement within 120 days of the Closing Date, and within each subsequent sixty (60) day period thereafter, subject to compliance by the Company with any applicable stockholder approval requirements imposed by law or any securities exchange or listing organization then the Company shall issue and deliver upon the expiration of each such period (y) to each of the Purchasers a number of shares of Common Stock equal to ten percent (10%) of the number of Shares originally purchased by such Purchaser pursuant to this Agreement and (z) to Flomenhaft a number of warrants equal to ten percent (10%) of the number of warrants originally issued to Flomenhaft pursuant to this Agreement and the Placement Agent Agreement.

          7.2  Expenses of Registration.  All expenses incident to the Company's
               ------------------------
performance of or compliance with this Section 7, including, without limitation, all registration and filing fees (including all expenses incident to filing with Nasdaq or any other exchange), fees and expenses of complying with securities and blue sky laws, printing and copying expenses, fees and expenses of the Company's counsel and accountants, and the fees and disbursements of all independent public accountants, and the fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) shall be paid by the Company.

          7.3  Furnishing of Documents.  The Company shall furnish to the
               -----------------------
Holders such reasonable number of copies of the Registration Statement, such prospectuses as are contained in the Registration Statement and such other documents as the Holders may reasonable request in order to facilitate the offering of the Shares.

          7.4  Amendments and Supplements.  The Company shall prepare and
               --------------------------
promptly file with the Commission, and promptly notify the Holders of the filing of such amendments or supplements to the Registration Statement or prospectuses contained therein, as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Shares or Warrants are required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall also advise the Holders promptly after it shall receive notice of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued. If, after a Registration Statement becomes effective, the Holders desire that the Registration Statement be amended or the Company advises the Holders that the Company considers it appropriate that the Registration Statement (and all other registration statements of the Company then effective and outstanding) be amended, the Holders shall suspend any further sales of the Shares until the Company advises the Holders that the Registration Statement has been amended.

          7.5  Duration.  The Company shall maintain the effectiveness of the
               --------
Registration Statement until such time as the Company reasonably determines that the Holders will be eligible to sell all of the Shares then owned by the Holders without the need for continued registration of the shares, in three month periods immediately preceding the termination of the effectiveness of the Registration Statement. The Company's obligations contained in Sections 7.2,
7.3 and 7.4 shall terminate on the second anniversary of the Closing Date. Notwithstanding the foregoing, (a) the Company may delay filing a Registration Statement, and may withhold efforts to cause the Registration Statement to become effective, if the Board of Directors of the Company in its good faith judgment, determines that any registration of Shares should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction or activity involving the Company or any of its subsidiaries (a "Valid Business
                                                              --------------
Reason"), (b) the Company may postpone filing a Registration Statement until
------
such Valid Business Reason no longer exists, but in no event for more than sixty
(60) days and (c) in case a Registration Statement has been filed, the Company may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days (such period of postponement or withdrawal under sub clause (b) or (c) above, the "Postponement Period"); and the Company shall give written
                    -------------------
notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case promptly after the occurrence thereof; provided, however, the Company shall not be permitted to postpone or withdraw a Registration Statement within seventy five (75) days after the expiration of any Postponement Period. The Holder agree that, upon receipt of any notice from the Company that the Company has determined to postpone or withdraw any Registration Statement, the Holder will discontinue any disposition of Shares pursuant to such Registration Statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Shares that was in effect at the time of receipt of such notice. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three months after the date of the postponement or withdrawal), use its reasonable efforts to effect the registration under the Securities Act of Shares covered by the withdrawn or postponed registration statement in accordance with Section 7.1.

          7.6  Further Information.  If the Shares owned by a Holder are
               -------------------
included in any registration, such Holder shall furnish the Company such information regarding itself as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          7.7  Indemnification.
               ---------------

                    (i) The Company will indemnify and hold harmless the Holders and each person, if any, who controls a Holder within the meaning of the Securities Act, from and against any and all losses, damages, liabilities, costs and expenses to which the Holders or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses are caused by any untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that, the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by or on behalf of any Holder or such controlling person in writing specifically for use in the preparation thereof.

                    (ii) Each of the Holders will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, damages, liabilities, costs and expenses to which the Buyer or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent and only to the extent that such untrue statement or omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.


     8.   Transfer of Shares.
          ------------------

          8.1  Restricted Shares.  "Restricted Shares" means (i) the Shares and
               -----------------    -----------------
(ii) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common
                                       --------  -------
Stock which are Restricted Shares shall cease to be Restricted Shares (i) upon any sale pursuant to the Registration Rights Agreement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

          8.2  Requirements for Transfer.
               -------------------------

          (a) Restricted Shares shall not be sold, pledged, hypothecated or otherwise disposed of or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Purchaser which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 8 to the same extent as if he were an original Purchaser hereunder, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

          8.3  Legend.  Each certificate representing Restricted Shares shall
               ------
bear a legend substantially in the following form:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.


     9.   Miscellaneous.
          -------------

          9.1  Successors and Assigns; Assignment.  The provisions of this
               ----------------------------------
Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, and heirs, executed and minus of the parties hereto. This Agreement, and the rights and obligations of a Purchaser hereunder, may not be assigned by such Purchaser to any person or entity without the prior written permission of the Company.

          9.2  Confidentiality.  Each of the Purchasers agrees that he or it
               ---------------
will keep confidential and will not use, disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, unless such information is known, or until such information becomes known, to the public; provided, however, that such Purchaser may disclose such information to his or its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with the Purchaser's investment in the Company provided that such persons agree to maintain the confidentiality of such information.

          9.3  Notices.  All notices, requests, consents, and other
               -------
communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 13595 Dulles Technology Drive, Herndon, Virginia 22071, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to David Sylvester, Esq., Hale and Dorr LLP, The Willard Office Building, 1455 Pennsylvania Avenue, N.W., Suite 1000, Washington, D.C. 20004;

     If to a Purchaser, at his or its address set forth on Exhibit A, or at such
                                                           ---------
other address or addresses as may have been furnished to the Company in writing by such Purchaser; or

     If to Flomenhaft, at 225 West 34th Street, Suite 2008, New York, New York 10122, Attention: Ted Flomenhaft or at such other address or addresses as may have been furnished in writing by Flomenhaft to the Company or the Purchasers, with a copy to Eric Simonson, Esq., Kronish, Lieb, Weiner & Hellman LLP, 1114 Avenue of the America, New York, New York 10036.

     Notices provided in accordance with this Section 9.3 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          9.4  Brokers.  Each of the Company and the Purchaser (i) represents
               -------
and warrants to the other parties hereto that other than Flomenhaft he or it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees incurred by such party in connection with the transactions contemplated by this Agreement except for such fees payable to Flomenhaft asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

          9.5  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

          9.6  Amendments and Waivers.  Except as otherwise expressly set forth
               ----------------------
in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 9.6 shall be binding upon each holder of any Shares (including shares of Common Stock into which such Shares have been converted) and each future holder of all such securities and the Company. No failure or delay of any party to this Agreement in exercising any power or right under this Agreement will operate as a waiver thereof, and no waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          9.7  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall be one and the same document.

          9.8  Section Headings.  The section headings are for the convenience
               ----------------
of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          9.9  Severability.  The invalidity or unenforceability of any
               ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          9.10 Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware.

              [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                              THE COMPANY:

                              NETRIX CORPORATION


                              By:
                                    --------------------------------

                              --------------------------------------

                              THE PURCHASERS:

                              UT TECHNOLOGY PARTNERS LDC


                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------

                              SPECIAL SITUATION FUND PRIVATE
                                 EQUITY FUND, L.P.


                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------


                              SPECIAL SITUATION FUND TECHNOLOGY
                                  FUND, L.P.


                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------

                              SPEER, LEEDS & KELLOGG


                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------


                              RL CAPITAL PARTNERS

                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------

                              ---------------------------------------
                              Jack Polak

                              DOMACO VENTURE CAPITAL FUND


                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------

                                   EXHIBIT A
                                   ---------


Name and Address                         No. of Shares of    Aggregate
of the Purchasers                          Common Stock    Purchase Price
-----------------                          ------------    --------------

UT Technology Partners LDC                    320,000        $400,000
600 Third Avenue, 17th Floor
New York, NY  10158
Attn: Jim Weil

Special Situation Fund Private
     Equity Fund, L.P.                        240,000        $300,000
Special Situation Fund Technology
     Fund, L.P.                               240,000        $300,000
153 E. 53rd Street, 51st Floor
New York, NY  10022
Attn: Austin Marks

Spear, Leeds & Kellogg                        600,000        $750,000
120 Broadway
New York, NY  10271
Attn: Kevin Eilian

RL Capital Partners                            49,600        $ 62,000
575 Fifth Avenue, 36th Floor
New York, NY  10017
Attn: Ron Lazar

Jack Polak                                     40,000        $ 50,000
90 Park Avenue, 16th Floor
New York, NY  10022
Attn: Jack Polak

Domaco Venture Capital Fund                    30,400        $ 38,000
90 Park Avenue, 16th Floor
New York, NY  10022
Attn; Jack Polak